[LOGO]
AIRNET

                                                                    EXHIBIT 99.1

AIRNET COMMUNICATIONS ANNOUNCES INTERIM FINANCING COMMITMENT OF $6M

Melbourne, FL, January 27, 2003 - AirNet Communications Corporation (NASDAQ:
ANCC) today announced that it has received an interim debt financing commitment of $6M. The interim financing is being provided by TECORE Wireless Systems, an existing customer, and SCP Private Equity Partners, an existing investor. The Company also announced that this debt is secured and is expected to be replaced by long term financing. The debt will accrue interest at the annual rate of prime plus two percent.

"For the last few months, we have focused our efforts on evaluating all of our strategic financial options in an effort to obtain funding of our business plan. We have narrowed those available options and are currently negotiating a larger long term financing transaction with TECORE and SCP," said Glenn Ehley, President & CEO of AirNet. "Our ultimate goal is to make this Company profitable while supplying GSM operators with world class wireless solutions such as our adaptive array Super Capacity(TM) base station."

"As AirNet's largest customer, today we demonstrate TECORE's commitment to AirNet's long-term success and to their technology as an attractive solution for GSM network operators around the world," said Jay Salkini, President & CEO of TECORE. "We hope to further strengthen our alliance in the very near future."

"As a long time investor in AirNet, we are pleased with the debt facility concluded today and look forward to working on the larger debt facility in the near future," said James W. Brown, Chairman of AirNet Communications and a Partner with SCP Private Equity Partners.

In conjunction with this bridge financing, AirNet also announced that it was implementing a corporate restructuring with a goal of saving the Company approximately $2.5M in operational expense in fiscal year 2003. Approximately 12% of the Company's employees and contractors will be affected by the restructuring.

The debt securities described herein will not be registered under the Securities Act of 1933, and will not be available for sale absent registration or an exemption from registration under that act.

--------------------------------------------------------------------------------
       AirNet Communications | 3950 Dow Road - Melbourne , FL USA 32934 |
                       +1 321-984-1990 | www.airnetcom.com

About TECORE

TECORE Wireless Systems was formed with a singular focus and mission to serve wireless service providers in rural and emerging markets across the world. The company mission is to deliver software based solutions that allow these operators to adopt newer technologies while still supporting their existing subscriber base. The company's AirCore(R) system supports the Mobile Switching Center (MSC), Home Location Register (HLR), Visitor Location Register (VLR), Authentication Center (AuC) functionality and incorporates prepaid services and gateway tandeming capabilities in a single yet extremely compact unit. The AirCore system is also the only MSC switching solution for smaller markets to simultaneously support GSM, CDMA, TDMA and GPRS/IP, as well as cross-roaming between GSM and ANSI-41 networks. With over twenty-five systems worldwide, TECORE has also achieved certification to the prestigious ISO 9001:2000 Quality Standard. Named one of the "20 Firms for the Next Generation," TECORE, Columbia, Maryland, is a global leader in converging wireless and IP networks and wireless enterprise systems solutions. For more information, please visit the TECORE website at www.tecore.com.

About SCP Private Equity Partners

SCP Private Equity Partners ("SCP") is a private equity firm focused on later stage companies in high growth industries, with an emphasis on technology. SCP generally invests in companies with commercially proven technologies that need capital to implement and market their business concepts. SCP targets the information technology, internet infrastructure, financial services, wireless communications, life sciences, security and education sectors. SCP supports its investment portfolio with a rich base of strategic, operating and financial expertise and an extensive networking capacity to access capital, recruit management and facilitate favorable strategic alliances

About AirNet

AirNet Communications Corporation is a leader in wireless base stations and other telecommunications equipment that allow service operators to cost effectively and simultaneously offer high-speed data and voice services to mobile subscribers. AirNet's patented broadband, software-defined AdaptaCell(R) base station solution provides a high capacity base station with a software upgrade path to high speed data. The Company's Digital AirSite(R) Backhaul Free(TM) base station carries wireless voice and data signals back to the wireline network, eliminating the need for a physical backhaul link, thus reducing operating costs. AirNet

--------------------------------------------------------------------------------
       AirNet Communications | 3950 Dow Road - Melbourne , FL USA 32934 |
                       +1 321-984-1990 | www.airnetcom.com
has 69 patents issued or pending. More information about AirNet may be obtained by calling 321.984.1990, or by visiting the AirNet Web site at www.airnetcom.com.

For More Information:

AirNet Contact:
Stuart Dawley
Investor Relations Officer
+1 321-953-6780
sdawley@airnetcom.com

   Safe Harbor Statement Under the Private Securities Litigation Reform Act of
                                      1995

The statements contained in this press release that are not historical information are forward-looking statements that relate to future events or our future financial performance, including statements regarding our expectations, beliefs, plans, estimates, intentions or strategies for the future. Forward looking statements include statements regarding the negotiation or conclusion of a further financing transaction, the financial effects of a corporate restructuring, the transition and evolution to next generation products, and other statements relating to the company's outlook. All forward-looking statements included in this release are based upon information available to AirNet Communications Corporation as of the date hereof and the Company assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause our actual results to differ materially from those projected. Potential risks and uncertainties include, but are not limited to, risks or uncertainties that the company may be unable to finalize a definitive agreement with TECORE or SCP; that our stockholders may not approve of any contemplated future transaction; that currently contemplated investment options may be highly dilutive to existing common stock holders; that the lenders may foreclose on all assets of the company (including all intellectual property rights) in the event of a default under the security agreement associated with the interim financing, that the company may not consummate currently contemplated investment option prior to maturity of the debt resulting in a default, that the company may not be able to retain key employees after the restructuring, that the targeted savings from the restructuring may not be fully realized this year, that the company may not be able to continue to operate as a going concern prior to the execution of a definitive investment agreement or consummation of a transaction. These and other risks are discussed in Company filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001 and subsequent quarterly reports on form 10Q.

AirNet(R), AdaptaCell(R) and AirSite(R) are registered trademarks with the U.S. Patent and Trademark Office. The stylized AirNet mark, Super Capacity(TM), Backhaul Free(TM), and We're Ready for Anything(TM) are trademarks of AirNet Communications Corporation. Other names are registered trademarks or trademarks of their respective companies or organizations.

--------------------------------------------------------------------------------
       AirNet Communications | 3950 Dow Road - Melbourne , FL USA 32934 |
                       +1 321-984-1990 | www.airnetcom.com